Exhibit 99.1

1601 Market Street		News Release
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600

Contact:
	For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

	For the media:	Steve Frankel / Tim Lynch
Joele Frank, Wilkinson Brimmer Katcher
212 355.4449

Radian Reports Third Quarter Net Loss of $704 Million

Strong Capital Position and Balance Sheet

PHILADELPHIA, November 1, 2007—Radian Group Inc. (NYSE: RDN) today reported a net loss of $704 million and a diluted net loss per share of $8.78 for the third quarter ended September 30, 2007.

“The third quarter’s results were disappointing but not unexpected given market conditions,” said S.A. Ibrahim, Chief Executive Officer of Radian. “However, our book value is $42.86 per share and we are well positioned with our strong capital and liquidity position to weather the challenging credit cycle.” Mr. Ibrahim added, “While mortgage insurance credit losses will continue to impact our results for the foreseeable future, I’m encouraged by the positive trends in mortgage insurance penetration and by the resiliency of our financial guaranty business.”

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800523.1988 215 564.6600	The table below shows the significant components of the company’s results for the third quarter:
	($ in millions except per share amounts)			Total	Per Share
	6/30/2007 Book Value			$4.1B	$51.53
		Pre-tax		After-tax impact	BV per share impact	EPS impact
	C-BASS Impairment	(468	)(1)	(304)	(3.78)	$(3.78)
	NIMS mark-to-market	(366	)(2)	(238)	(2.96)	(2.96)
	Financial Guaranty mark-to-market	(256)		(166)	(2.06)	(2.06)
	Second Lien premium deficiency	(155	)(3)	(101)	(1.26)	(1.26)
	FG Reserve for CDO of ABS transaction	(50)		(33)	(0.41)	(0.41)
	Sherman Gain on Sale	182		118	1.47	1.47
	All Other	—		26	0.33	0.22
	9/30/2007 Book Value			$3.4B	$42.86
	Quarter Ended 9/30/2007 EPS					$(8.78)

(1)    Does not include possible write-down of between $0 and $50 million related to our loan to

         C-BASS.

(2)    Includes approximately $270 million of projected future principal credit losses.

(3)    Represents an acceleration of the present value of expected future losses (approximately $300 million as previously disclosed) and expenses less expected future premiums.

Radian will discuss each of these items in its conference call today, Thursday, November 1, 2007 at 10:00 a.m. Eastern time. The conference call will be broadcast live over the internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz >News. The call may also be accessed by calling 800-762-6568 inside the U.S., or 480-248-5088 for international callers, using passcode 891232 or by referencing Radian.

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	A replay of the webcast will be available at the Radian website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available two and a half hours after the call ends for two weeks, using the following dial-in numbers and passcode: 800-475-6701 inside the U.S., or 320-365-3844 for international callers, passcode 891232.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents (Unaudited)

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx .

Exhibit A: Condensed Consolidated Statements of Income

Exhibit B: Condensed Consolidated Balance Sheets

Exhibit C: Segment Information Quarter Ended September 30, 2007

Exhibit D: Segment Information Quarter Ended September 30, 2006

Exhibit E: Segment Information Nine Months Ended September 30, 2007

Exhibit F: Segment Information Nine Months Ended September 30, 2006

Exhibit G: Financial Guaranty Supplemental Information - Quarter and Nine Months Ended and as of September 30, 2007

Exhibit H: Financial Guaranty Supplemental Information - Quarter and Nine Months Ended and as of September 30, 2007

Exhibit I: Mortgage Insurance Supplemental Information: New Insurance Written and Risk Written

Exhibit J: Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	Exhibit K: Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force
Exhibit L: Mortgage Insurance Supplemental Information: Claims and Reserves
Exhibit M: Mortgage Insurance Supplemental Information: Defaults
Exhibit N: Mortgage Insurance Supplemental Information: Net Premiums Written and Earned, Smart Home, Captives and Persistency
Exhibit O: Mortgage Insurance Supplemental Information: ALT A
Exhibit P: Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended September 30		Nine Months Ended September 30
(In thousands, except per-share data)	2007	2006	2007	2006
Revenues:
Net premiums written	$330,075	$254,805	$875,265	$833,285

Net premiums earned—insurance	$245,396	$228,711	$677,913	$689,472
Net premiums earned—credit derivatives	28,006	25,433	99,508	77,455

Net premiums earned—total	273,402	254,144	777,421	766,927
Net investment income	64,959	60,185	188,605	174,123
Net gains on securities	14,840	1,409	54,279	29,587
Change in fair value of derivative instruments	(643,942)	626	(733,273)	(7,031)
Gain on sale of affiliates	181,734	—	181,734	—
Other income	4,599	5,467	11,519	16,456

Total revenues	(104,408)	321,831	480,285	980,062

Expenses:
Provision for losses	330,504	121,395	611,508	284,889
Provision for second-lien premium deficiency	155,176	—	155,176	—
Policy acquisition costs	35,743	26,351	88,195	80,535
Other operating expenses	34,891	62,706	137,471	181,082
Merger expenses	1,278	—	14,001	—
Interest expense	13,394	11,515	38,810	35,893

Total expenses	570,986	221,967	1,045,161	582,399

Equity in net income of affiliates	18,876	55,870	91,155	186,248
Impairment of affiliates	(467,800)	—	(467,800)	—

Pretax (loss) income	(1,124,318)	155,734	(941,521)	583,911
Income tax (benefit) provision	(420,454)	43,775	(372,207)	160,109

Net (loss) income	$(703,864)	$111,959	$(569,314)	$423,802

Diluted net (loss) income per share (1)	$(8.78)	$1.36	$(7.09)	$5.12

(1) Weighted average shares outstanding (in thousands)
Average common shares outstanding	79,800	81,233	79,467	81,995
Increase in shares-potential exercise of options-diluted basis	359	817	808	754

Weighted average shares outstanding (in thousands)	80,159	82,050	80,275	82,749

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	September 30 2007	December 31 2006	September 30 2006
Assets:
Cash and investments	$6,575,797	$5,803,228	$5,761,912
Investments in affiliates	94,144	618,841	560,570
Deferred policy acquisition costs	233,582	221,769	219,573
Prepaid federal income taxes	861,809	808,740	760,963
Other assets	449,528	476,093	434,303

Total assets	$8,214,860	$7,928,671	$7,737,321

Liabilities and stockholders’ equity:
Unearned premiums	$1,045,267	$943,687	$914,422
Reserve for losses and loss adjustment expenses	1,094,704	842,283	840,938
Reserve for second-lien premium deficiency	155,176	—	—
Long-term debt and other borrowings	948,010	747,770	747,692
Current income taxes	280,971	—	—
Deferred income taxes	383,172	1,129,740	1,071,002
Derivative liabilities, net	675,432	—	—
Other liabilities	184,636	197,634	196,234

Total liabilities	4,767,368	3,861,114	3,770,288

Common stock	97	97	97
Additional paid-in capital	436,828	416,193	489,389
Retained earnings	2,903,798	3,489,290	3,332,517
Accumulated other comprehensive income	106,769	161,977	145,030

Total common stockholders’ equity	3,447,492	4,067,557	3,967,033

Total liabilities and stockholders’ equity	$8,214,860	$7,928,671	$7,737,321

Book value per share	$42.86	$51.23	$49.11

Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	398,645	4,500,000	3,000,000
Average price paid per share	$57.25	$58.58	$60.85
Total cost of repurchased shares	$22,822,537	$263,600,341	$182,548,056

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2007

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$260,492	$69,583	$—	$330,075

Net premiums earned—insurance	$212,998	$32,398	$—	$245,396
Net premiums earned—credit derivatives	14,085	13,921	—	28,006

Net premiums earned—total	227,083	46,319	—	273,402
Net investment income	37,437	27,403	119	64,959
Net gains on securities	9,312	5,474	54	14,840
Change in fair value of derivative instruments	(388,109)	(255,833)	—	(643,942)
Gain on sale of affiliates	—	—	181,734	181,734
Other income	3,782	517	300	4,599

Total revenues	(110,495)	(176,120)	182,207	(104,408)

Expenses:
Provision for losses	278,785	51,719	—	330,504
Provision for second-lien premium deficiency	155,176	—	—	155,176
Policy acquisition costs	24,865	10,878	—	35,743
Other operating expenses	25,460	9,863	(432)	34,891
Merger expenses	1,116	162	—	1,278
Interest expense	6,764	4,808	1,822	13,394

Total expenses	492,166	77,430	1,390	570,986

Equity in net income of affiliates	—	—	18,876	18,876
Impairment of affiliates	—	—	(467,800)	(467,800)

Pretax loss	(602,661)	(253,550)	(268,107)	(1,124,318)

Income tax benefit	(227,374)	(99,350)	(93,730)	(420,454)

Net loss	$(375,287)	$(154,200)	$(174,377)	$(703,864)

Assets	$5,282,832	$2,830,271	$101,757	$8,214,860
Total investments	3,956,943	2,556,054	—	6,512,997
Deferred policy acquisition costs	62,371	171,211	—	233,582
Reserve for losses and loss adjustment expenses	884,985	209,719	—	1,094,704
Unearned premiums	322,109	723,158	—	1,045,267
Stockholders’ equity	1,924,609	1,429,248	93,635	3,447,492

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended September 30, 2006

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$205,933	$48,872	$—	$254,805

Net premiums earned—insurance	$194,633	$34,078	$—	$228,711
Net premiums earned—credit derivatives	6,799	18,634	—	25,433

Net premiums earned—total	201,432	52,712	—	254,144
Net investment income	35,548	24,589	48	60,185
Net gains on securities	946	8	455	1,409
Change in fair value of derivative instruments	(3,293)	3,919	—	626
Other income	2,999	284	2,184	5,467

Total revenues	237,632	81,512	2,687	321,831

Expenses:
Provision for losses	119,616	1,779	—	121,395
Policy acquisition costs	15,271	11,080	—	26,351
Other operating expenses	43,933	16,039	2,734	62,706
Interest expense	6,357	3,961	1,197	11,515

Total expenses	185,177	32,859	3,931	221,967

Equity in net income of affiliates	—	—	55,870	55,870

Pretax income	52,455	48,653	54,626	155,734

Income tax provision	11,127	13,529	19,119	43,775

Net income	$41,328	$35,124	$35,507	$111,959

Assets	$4,598,975	$2,572,079	$566,267	$7,737,321
Total investments	3,412,282	2,303,412	—	5,715,694
Deferred policy acquisition costs	71,691	147,882	—	219,573
Reserve for losses and loss adjustment expenses	651,249	189,689	—	840,938
Unearned premiums	246,033	668,389	—	914,422
Stockholders’ equity	2,232,606	1,339,627	394,800	3,967,033

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2007

Exhibit E

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$699,821	$175,444	$—	$875,265

Net premiums earned—insurance	$578,829	$99,084	$—	$677,913
Net premiums earned—credit derivatives	50,864	48,644	—	99,508

Net premiums earned—total	629,693	147,728	—	777,421
Net investment income	109,283	79,160	162	188,605
Net gains on securities	39,791	13,993	495	54,279
Change in fair value of derivative instruments	(469,960)	(263,313)	—	(733,273)
Gain on sale of affiliates	—	—	181,734	181,734
Other income	9,357	783	1,379	11,519

Total revenues	318,164	(21,649)	183,770	480,285

Expenses:
Provision for losses	571,791	39,717	—	611,508
Provision for second-lien premium deficiency	155,176	—	—	155,176
Policy acquisition costs	53,944	34,251	—	88,195
Other operating expenses	95,769	36,630	5,072	137,471
Merger expenses	13,434	567	—	14,001
Interest expense	19,959	13,866	4,985	38,810

Total expenses	910,073	125,031	10,057	1,045,161

Equity in net income of affiliates	—	—	91,155	91,155
Impairment of affiliates	—	—	(467,800)	(467,800)

Pretax loss	(591,909)	(146,680)	(202,932)	(941,521)

Income tax (benefit) provision	(233,121)	(72,504)	(66,582)	(372,207)

Net loss	$(358,788)	$(74,176)	$(136,350)	$(569,314)

Radian Group Inc. and Subsidiaries

Segment Information

Nine Months Ended September 30, 2006

Exhibit F

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$646,749	$186,536	$—	$833,285

Net premiums earned—insurance	$588,245	$101,227	$—	$689,472
Net premiums earned—credit derivatives	24,563	52,892	—	77,455

Net premiums earned—total	612,808	154,119	—	766,927
Net investment income	103,363	70,627	133	174,123
Net gains on securities	18,207	8,895	2,485	29,587
Change in fair value of derivative instruments	1,830	(8,861)	—	(7,031)
Other income	10,108	618	5,730	16,456

Total revenues	746,316	225,398	8,348	980,062

Expenses:
Provision for losses	268,290	16,599	—	284,889
Policy acquisition costs	44,336	36,199	—	80,535
Other operating expenses	128,742	46,092	6,248	181,082
Interest expense	20,042	12,312	3,539	35,893

Total expenses	461,410	111,202	9,787	582,399

Equity in net income of affiliates	—	—	186,248	186,248

Pretax income	284,906	114,196	184,809	583,911

Income tax provision	72,262	23,164	64,683	160,109

Net income	$212,644	$91,032	$120,126	$423,802

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit G

($ in thousands, except ratios)	Quarter Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
Net Premiums Written:
Public finance direct	$17,746	$11,107	$48,656	$49,353
Public finance reinsurance	31,433	13,844	67,082	60,539
Structured direct	3,991	4,172	12,027	14,604
Structured reinsurance	5,001	4,365	16,606	12,774
Trade credit reinsurance	319	(97)	1,050	4,354

Net premiums written—insurance	58,490	33,391	145,421	141,624
Net premiums written—credit derivatives	11,093	15,481	30,023	44,912

Total Net Premiums Written	$69,583	$48,872	$175,444	$186,536

Net Premiums Earned:
Public finance direct	$10,765	$8,227	$32,311	$23,381
Public finance reinsurance	11,105	12,098	33,897	28,256
Structured direct	4,367	4,403	13,447	14,689
Structured reinsurance	5,560	5,431	17,496	15,619
Trade credit reinsurance	601	3,919	1,933	19,282

Net premiums earned—insurance	32,398	34,078	99,084	101,227
Net premiums earned—credit derivatives	13,921	18,634	48,644	52,892

Total Net Premiums Earned	$46,319	$52,712	$147,728	$154,119

Refundings included in earned premium	$4,054	$5,357	$15,817	$8,667

Claims paid:
Trade credit reinsurance	$1,751	$5,452	$7,022	$13,806
Other financial guaranty	1,478	472	2,212	7,281
Conseco	2,663	3,505	8,782	12,250

Total	$5,892	$9,429	$18,016	$33,337

Incurred losses:
Trade credit reinsurance	$(1,928)	$(2,173)	$(13,544)	$5,021
Other financial guaranty	53,647	3,952	53,261	12,610
Conseco	—	—	—	(1,032	)(2)

Total	$51,719	$1,779	$39,717	$16,599

Loss ratio—GAAP Basis	111.7%	3.4%	26.9%	10.8%
Expense ratio—GAAP Basis (1)	44.8%	51.4%	48.0%	53.4%

	156.5%	54.8%	74.9%	64.2%

Net (receipts) payments under derivatives contracts	$(3,558)	$(1,136)	$(30,933)	$64,277

(1)	Excludes merger expenses.
(2)	Resulted from favorable loss development

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit H

($ in thousands, except ratios)	September 30 2007	December 31 2006	September 30 2006
Capital and surplus	$1,172,141	$1,014,958	$1,011,787
Contingency reserve	407,542	336,719	311,642

Qualified statutory capital	1,579,683	1,351,677	1,323,429
Unearned premium reserve	874,380	829,340	797,019
Loss and loss expense reserve	67,127	96,829	97,272

Total statutory policyholders’ reserves	2,521,190	2,277,846	2,217,720
Present value of installment premiums	433,428	345,565	335,571
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total statutory claims paying resources	$3,104,618	$2,773,411	$2,703,291

Net debt service outstanding	$156,743,014	$143,728,116	$133,144,153

Capital leverage ratio (1)	99	106	101
Claims paying leverage ratio (2)	50	52	49
Net par outstanding by product:
Public finance direct	$18,168,866	$16,324,170	$15,130,925
Public finance reinsurance	41,592,621	37,488,972	36,617,518
Structured direct	47,704,089	44,960,360	39,538,488
Structured reinsurance	5,300,388	5,192,122	4,775,458

Total	$112,765,964	$103,965,624	$96,062,389

Reinsurance business net par outstanding:
Treaty	58%	59%	59%
Facultative	42%	41%	41%
Reserve for losses and LAE
Specific	$27,979	$35,320	$33,649
Conseco	25,193	33,975	37,487
Non-specific	156,547	119,752	118,553

Total	$209,719	$189,047	$189,689

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total statutory claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit I

	Quarter Ended September 30				Nine Months Ended September 30
	2007	%	2006	%	2007	%	2006	%
Primary New Insurance Written ($ in millions)
Flow	$12,225	90.8%	$7,017	85.7%	$29,913	68.7%	$18,913	58.1%
Structured	1,234	9.2%	1,175	14.3%	13,623	31.3%	13,630	41.9%

Total Primary	$13,459	100.0%	$8,192	100.0%	$43,536	100.0%	$32,543	100.0%

Flow
Prime	$8,448	69.1%	$5,320	75.8%	$21,171	70.8%	$13,970	73.9%
Alt-A	2,588	21.2%	1,189	16.9%	6,015	20.1%	3,560	18.8%
A minus and below	1,189	9.7%	508	7.3%	2,727	9.1%	1,383	7.3%

Total Flow	$12,225	100.0%	$7,017	100.0%	$29,913	100.0%	$18,913	100.0%

Structured
Prime	$967	78.4%	$108	9.2%	$1,641	12.0%	$3,659	26.8%
Alt-A	32	2.6%	1,065	90.6%	11,137	81.8%	8,537	62.7%
A minus and below	235	19.0%	2	0.2%	845	6.2%	1,434	10.5%

Total Structured	$1,234	100.0%	$1,175	100.0%	$13,623	100.0%	$13,630	100.0%

Total
Prime	$9,415	69.9%	$5,428	66.3%	$22,812	52.4%	$17,629	54.1%
Alt-A	2,620	19.5%	2,254	27.5%	17,152	39.4%	12,097	37.2%
A minus and below	1,424	10.6%	510	6.2%	3,572	8.2%	2,817	8.7%

Total Primary	$13,459	100.0%	$8,192	100.0%	$43,536	100.0%	$32,543	100.0%

Total Primary New Insurance Written by FICO Score ($ in millions)
Flow
<=619	$703	5.7%	$440	6.3%	$1,830	6.1%	$1,105	5.8%
620-679	3,506	28.7%	2,087	29.7%	9,158	30.6%	5,644	29.8%
680-739	4,644	38.0%	2,525	36.0%	10,977	36.7%	6,964	36.9%
>=740	3,372	27.6%	1,965	28.0%	7,948	26.6%	5,200	27.5%

Total Flow	$12,225	100.0%	$7,017	100.0%	$29,913	100.0%	$18,913	100.0%

Structured
<=619	$129	10.5%	$2	0.2%	$538	4.0%	$1,447	10.6%
620-679	296	24.0%	185	15.7%	3,762	27.6%	3,970	29.2%
680-739	331	26.8%	613	52.2%	6,160	45.2%	5,332	39.1%
>=740	478	38.7%	375	31.9%	3,163	23.2%	2,881	21.1%

Total Structured	$1,234	100.0%	$1,175	100.0%	$13,623	100.0%	$13,630	100.0%

Total
<=619	$832	6.2%	$442	5.4%	$2,368	5.4%	$2,552	7.9%
620-679	3,802	28.2%	2,272	27.7%	12,920	29.7%	9,614	29.5%
680-739	4,975	37.0%	3,138	38.3%	17,137	39.4%	12,296	37.8%
>=740	3,850	28.6%	2,340	28.6%	11,111	25.5%	8,081	24.8%

Total Primary	$13,459	100.0%	$8,192	100.0%	$43,536	100.0%	$32,543	100.0%

Percentage of primary new insurance written
Refinances	27%		28%		40%		35%
95.01% LTV and above	31%		22%		22%		13%
ARMs
Less than 5 years	4%		21%		17%		26%
5 years and longer	13%		9%		9%		16%

Primary risk written ($ in millions)
Flow	$3,196	91.7%	$1,772	94.4%	$7,641	88.2%	$4,796	79.2%
Structured	291	8.3%	105	5.6%	1,022	11.8%	1,262	20.8%

Total Primary	$3,487	100.0%	$1,877	100.0%	$8,663	100.0%	$6,058	100.0%

Pool risk written (In millions)	$42		$64		$227		$333

Other risk written (In millions)
Seconds
1st loss	$3		$1		$9		$43
2nd loss	—		29		21		206
NIMs	—		132		377		238
International
1st loss-Hong Kong primary mortgage insurance	46		9		96		31
Reinsurance	15		2		49		7
Other
Domestic credit default swaps	—		—		—		32

Total other risk written	$64		$173		$516		$557

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit J

	September 30		September 30
	2007	%	2006	%
Primary insurance in force ($ in millions)
Flow	$98,985	73.3%	$82,561	71.6%
Structured	36,030	26.7%	32,700	28.4%

Total Primary	$135,015	100.0%	$115,261	100.0%

Prime	$86,530	64.1%	$77,030	66.8%
Alt-A	36,266	26.9%	25,906	22.5%
A minus and below	12,219	9.0%	12,325	10.7%

Total Primary	$135,015	100.0%	$115,261	100.0%

Primary risk in force ($ in millions)
Flow	$24,856	84.5%	$20,464	79.9%
Structured	4,545	15.5%	5,141	20.1%

Total Primary	$29,401	100.0%	$25,605	100.0%

Flow
Prime	$19,117	76.9%	$16,072	78.5%
Alt-A	3,799	15.3%	2,857	14.0%
A minus and below	1,940	7.8%	1,535	7.5%

Total Flow	$24,856	100.0%	$20,464	100.0%

Structured
Prime	$1,791	39.4%	$2,065	40.2%
Alt-A	1,668	36.7%	1,492	29.0%
A minus and below	1,086	23.9%	1,584	30.8%

Total Structured	$4,545	100.0%	$5,141	100.0%

Total
Prime	$20,908	71.1%	$18,137	70.8%
Alt-A	5,467	18.6%	4,349	17.0%
A minus and below	3,026	10.3%	3,119	12.2%

Total Primary	$29,401	100.0%	$25,605	100.0%

Total Primary Risk in Force by FICO Score
($ in millions)
Flow
<=619	$1,573	6.3%	$1,296	6.3%
620-679	7,632	30.7%	6,297	30.8%
680-739	9,122	36.7%	7,506	36.7%
>=740	6,529	26.3%	5,365	26.2%

Total Flow	$24,856	100.0%	$20,464	100.0%

Structured
<=619	$1,025	22.6%	$1,585	30.8%
620-679	1,515	33.3%	1,839	35.8%
680-739	1,282	28.2%	1,175	22.9%
>=740	723	15.9%	542	10.5%

Total Structured	$4,545	100.0%	$5,141	100.0%

Total
<=619	$2,598	8.8%	$2,881	11.2%
620-679	9,147	31.1%	8,136	31.8%
680-739	10,404	35.4%	8,681	33.9%
>=740	7,252	24.7%	5,907	23.1%

Total Primary	$29,401	100.0%	$25,605	100.0%

Percentage of primary risk in force
Refinances	32%		34%
95.01% LTV and above	22%		16%
ARMs
Less than 5 years	14%		21%
5 years and longer	9%		9%

Pool risk in force ($ in millions)
Prime	$2,088	69.9%	$2,190	73.2%
Alt-A	294	9.8%	301	10.1%
A minus and below	605	20.3%	501	16.7%

Total	$2,987	100.0%	$2,992	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit K

	September 30		September 30
	2007	%	2006	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$6,543	22.3%	$4,182	16.3%
90.01% to 95.00%	8,929	30.4%	8,174	31.9%
85.01% to 90.00%	10,040	34.1%	9,187	35.9%
85.00% and below	3,889	13.2%	4,062	15.9%

Total	$29,401	100.0%	$25,605	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2003 and prior	$5,829	19.8%	$7,743	30.2%
2004	3,570	12.1%	5,137	20.1%
2005	5,364	18.3%	7,072	27.6%
2006	6,246	21.3%	5,653	22.1%
2007	8,392	28.5%	—	—

Total	$29,401	100.0%	$25,605	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2003 and prior	$1,722	57.7%	$1,785	59.6%
2004	171	5.7%	291	9.7%
2005	598	20.0%	651	21.8%
2006	269	9.0%	265	8.9%
2007	227	7.6%	—	—

Total Pool risk in Force	$2,987	100.0%	$2,992	100.0%

Other risk in force (In millions)
Seconds
1st loss	$436		$621
2nd loss	571		723
NIMs	712		382
International
1st loss-Hong Kong primary mortgage insurance	432		301
Reinsurance	85		33
Credit default swaps	8,108		7,678
Other
Domestic credit default swaps	212		212
Financial guaranty wrap	—		125

Total other risk in force	$10,556		$10,075

Risk to capital ratio-STAT Basis	11.9:1		10.4:1
Risk to capital ratio-STAT Basis excluding AAA-rated CDS	9.7:1		8.3:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit L

	Quarter Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
Direct claims paid (In thousands)
Prime	$43,601	$28,737	$110,952	$88,568
Alt-A	28,902	13,343	70,655	47,364
A minus and below	39,025	21,885	103,132	67,666
Seconds and other	25,282	10,447	59,974	28,614

Total	$136,810	$74,412	$344,713	$232,212

Average claim paid (In thousands)
Prime	$32.3	$25.5	$29.7	$25.9
Alt-A	46.8	30.3	42.7	34.9
A minus and below	34.7	27.1	31.9	27.6
Seconds	31.2	26.9	29.4	26.2
Total	$35.1	$26.9	$32.3	$27.9
Loss ratio—GAAP Basis	122.8%	59.4%	90.8%	43.8%
Expense ratio—GAAP Basis (2)	22.1%	29.4%	23.8%	28.2%

	144.9%	88.8%	114.6%	72.0%

Reserve for losses by category (In thousands):
Prime	$246,531	$187,223
Alt-A	246,792	143,006
A minus and below	279,320	222,399
Pool insurance	42,582	33,500
Seconds	41,985	38,510
Other	1,341	7,650

Reserve for losses, net	858,551	632,288
Reinsurance recoverable	26,434 (1)	18,961 (1)

Total	$884,985	$651,249

(1)	Reinsurance recoverable on a first-loss second lien captive.
(2)	Excludes merger expenses.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit M

	September 30 2007	December 31 2006	September 30 2006
Default Statistics
Primary insurance:

Flow
Prime
Number of insured loans	542,819	500,464	499,623
Number of loans in default	16,908	15,141	14,761
Percentage of loans in default	3.11%	3.03%	2.95%

Alt-A
Number of insured loans	74,927	63,469	63,156
Number of loans in default	6,029	4,348	4,236
Percentage of loans in default	8.05%	6.85%	6.71%

A minus and below
Number of insured loans	60,826	52,440	51,875
Number of loans in default	8,638	7,250	6,970
Percentage of loans in default	14.20%	13.83%	13.44%

Total Flow
Number of insured loans	678,572	616,373	614,654
Number of loans in default	31,575	26,739	25,967
Percentage of loans in default	4.65%	4.34%	4.22%

Structured
Prime
Number of insured loans	59,163	62,680	66,982
Number of loans in default	4,072	3,300	2,845
Percentage of loans in default	6.88%	5.26%	4.25%

Alt-A
Number of insured loans	93,494	70,164	73,511
Number of loans in default	6,512	3,647	2,940
Percentage of loans in default	6.97%	5.20%	4.00%

A minus and below
Number of insured loans	31,034	36,597	41,889
Number of loans in default	8,496	9,014	8,693
Percentage of loans in default	27.38%	24.63%	20.75%

Total Structured
Number of insured loans	183,691	169,441	182,382
Number of loans in default	19,080	15,961	14,478
Percentage of loans in default	10.39%	9.42%	7.94%

Total Primary Insurance
Prime
Number of insured loans	601,982	563,144	566,605
Number of loans in default	20,980	18,441	17,606
Percentage of loans in default	3.49%	3.27%	3.11%

Alt-A
Number of insured loans	168,421	133,633	136,667
Number of loans in default	12,541	7,995	7,176
Percentage of loans in default	7.45%	5.98%	5.25%

A minus and below
Number of insured loans	91,860	89,037	93,764
Number of loans in default	17,134	16,264	15,663
Percentage of loans in default	18.65%	18.27%	16.70%

Total Primary Insurance
Number of insured loans	862,263	785,814	797,036
Number of loans in default	50,655 (1)	42,700 (1)	40,445 (1)
Percentage of loans in default	5.87%	5.43%	5.07%

Pool insurance:
Number of loans in default	23,810 (2)	18,681 (2)	18,096 (2)

(1)	Includes approximately 2,796, 1,161 and 800 defaults at September 30, 2007, December 31, 2006 and September 30, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 18,124, 13,309 and 12,634 defaults at September 30, 2007, December 31, 2006 and September 30, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit N

	Quarter Ended September 30		Nine Months Ended September 30
	2007	2006	2007	2006
Net Premiums Written (In thousands)
Primary and Pool Insurance	$235,989	$179,206	$612,589	$560,338
Seconds	4,711	16,682	22,340	42,466
International	8,821	5,483	18,510	9,679

Net premiums written—insurance	249,521	201,371	653,439	612,483
Net premiums written—credit derivatives	10,971	4,562	46,382	34,266

Total Net Premiums Written	$260,492	$205,933	$699,821	$646,749

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$200,467	$180,895	$541,796	$541,723
Seconds	7,270	12,266	25,165	41,024
International	5,261	1,472	11,868	5,498

Net premiums earned—insurance	212,998	194,633	578,829	588,245
Net premiums earned—credit derivatives	14,085	6,799	50,864	24,563

Total Net Premiums Earned	$227,083	$201,432	$629,693	$612,808

SMART HOME (In millions)
Ceded Premiums Written	$3.3	$3.5	$9.7	$8.5
Ceded Premiums Earned	$3.3	$3.3	$9.3	$8.6

Captives
Premiums ceded to captives (In millions)	$30.3	$24.1	$88.4	$71.3
% of total premiums	13.0%	11.6%	13.8%	11.5%
NIW subject to captives (In millions)	$5,406	$3,160	$16,546	$9,700
% of primary NIW	40.2%	38.6%	38.0%	29.8%
IIF included in captives (1)	35.3%	34.2%
RIF included in captives (1)	40.6%	38.9%

Persistency (twelve months ended September 30)	72.8%	65.7%

	September 30 2007	September 30 2006
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	6.2%	10.9%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of September 30, 2007

ALT-A

Exhibit O

($ in millions)	Quarter Ended September 30				Nine Months Ended September 30
	2007	%	2006	%	2007	%	2006	%
Primary New Insurance Written by FICO Score
<=619	$15	0.6%	$2	0.1%	$107	0.6%	$25	0.2%
620-659	167	6.4%	133	5.9%	1,846	10.8%	1,392	11.5%
660-679	303	11.6%	280	12.4%	2,689	15.7%	1,668	13.8%
680-739	1,350	51.5%	1,160	51.5%	8,373	48.8%	5,853	48.4%
>=740	785	30.0%	679	30.1%	4,137	24.1%	3,159	26.1%

Total	$2,620	100.0%	$2,254	100.0%	$17,152	100.0%	$12,097	100.0%

Primary Risk in Force by FICO Score
<=619	$39	0.7%	$27	0.6%
620-659	756	13.8%	790	18.2%
660-679	839	15.4%	701	16.1%
680-739	2,558	46.8%	1,931	44.4%
>=740	1,275	23.3%	900	20.7%

Total	$5,467	100.0%	$4,349	100.0%

Primary Risk in Force by LTV
95.01% and above	$382	7.0%	$126	2.9%
90.01% to 95.00%	1,424	26.0%	1,272	29.3%
85.01% to 90.00%	2,216	40.6%	1,840	42.3%
85.00% and below	1,445	26.4%	1,111	25.5%

Total	$5,467	100.0%	$4,349	100.0%

Primary Risk in Force by Policy Year
2003 and prior	$679	12.4%	$945	21.7%
2004	503	9.2%	841	19.3%
2005	897	16.4%	1,287	29.6%
2006	1,325	24.3%	1,276	29.4%
2007	2,063	37.7%	—	—

Total	$5,467	100.0%	$4,349	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter and Nine Months Ended and as of September 30, 2007

Exhibit P

	Quarter Ended September 30		Nine Months Ended September 30
(In thousands )	2007	2006	2007	2006
Investment in Affiliates-Selected Information

C-BASS
Balance, beginning of period	$467,800	$415,351	$451,395	$364,364
Net income for period	—	27,421	16,405	102,302
Dividends received	—	11,300	—	35,194
Impairment of investment	(467,800)	—	(467,800)	—

Balance, end of period	$—	$431,472	$—	$431,472

Sherman
Balance, beginning of period	$171,737	$76,790	$167,412	$81,753
Net income for period	18,876	29,192	74,750	84,689
Dividends received	—	43,225	51,512	103,740
Other comprehensive income	(637)	—	(674)	55
(Sale) purchase of ownership interest	(95,866)	66,307	(95,866)	66,307

Balance, end of period	$94,110	$129,064	$94,110	$129,064

Portfolio Information:

C-BASS
Servicing portfolio	$57,700,000	$60,400,000
Total assets		8,431,888
Servicing income		30,362		$101,818
Net interest income		77,096		212,008
Total revenues		126,479		426,683

Sherman
Total assets	$2,093,168	$1,078,387
Total revenues	$261,204	$233,166	$791,124	$726,736

Radian owns a 46% interest in C-BASS and a 21.8% interest in Sherman. Prior to September 2007, we owned an interest in Sherman consisting of 40.96% of the Class A Common Units of Sherman (Class A Common Units represent 94% of the total equity in Sherman) and 50% of the Preferred Units of Sherman.

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements, which include projections regarding revenues and losses as well as other statements regarding our future financial condition, are made on the basis of management’s current views and assumptions with respect to future events. These forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or credit spreads; future credit market disruptions – in particular, further deterioration in the housing, mortgage and related credit markets, which would negatively impact our future consolidated results of operations and, if more severe than our current predictions, could cause our ultimate projected losses on our existing mortgage insurance portfolio to be inaccurate; adverse changes in the liquidity in the capital markets and the contraction of credit markets; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in the persistency rates of our mortgage insurance policies; losses associated with the aging of our mortgage insurance portfolio; ratings actions with respect to our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries – in particular, our ratings that are currently under review for possible downgrade by Moody’s; heightened competition from other insurance providers, from federal and state governmental or quasi-governmental entities such as the FHA and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or changes in these laws and regulations or the way they are interpreted; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; vulnerability to the performance of our strategic investments; proceeds we may receive from a sale of our interests in C-BASS or the assets of C-BASS or in connection with the exercise of the outstanding option to purchase our remaining interests in Sherman; legal and other

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	limitations on the amount of dividends that we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.